SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant    |X|
Filed by a party other than the Registrant   |_|

Check the appropriate box:
|X| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       First Virtual Communications, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transactions applies:

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(2) Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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|_|  Fee paid previously with preliminary materials.
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|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(6) Amount previously paid:

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(7) Form, Schedule or Registration Statement No.:

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(8) Filing party:

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(9) Date filed:

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

                       FIRST VIRTUAL COMMUNICATIONS, INC.
                               3393 Octavius Drive
                          Santa Clara, California 95054

                           --------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          To Be Held On March 10, 2003

                           --------------------------

Dear Stockholder,

      You are cordially invited to attend a Special Meeting of Stockholders of First Virtual Communications, Inc., a Delaware corporation (the "Company"). The meeting will be held on Monday, March 10, 2003 at 9:00 a.m. local time at the Company's headquarters at 3393 Octavius Drive, Santa Clara, California 95054 for the following purposes:

     1. To approve a series of amendments to the Company's Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company's common stock whereby each outstanding three, four, five, six, seven, eight, nine or ten shares would be combined, converted and changed into one share of common stock, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all of the amendments, as permitted under Section 242(c) of the Delaware General Corporation Law, to be determined by the Board of Directors.

     2.  To conduct any other business properly brought before the meeting.

     These items of business are more fully described in the Proxy Statement accompanying this Notice.

     The record date for the Special Meeting is February 6, 2003. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors


                                          Jonathan G. Morgan
                                          Chief Executive Officer and President

Santa Clara, California
February 10, 2003

     You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.


                                       1.

                       FIRST VIRTUAL COMMUNICATIONS, INC.
                               3393 Octavius Drive
                          Santa Clara, California 95054

                                 ---------------

                                 PROXY STATEMENT

                       FOR SPECIAL MEETING OF STOCKHOLDERS

                                 March 10, 2003

                                 ---------------

           QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

     First Virtual Communications, Inc. (sometimes referred to as the "Company" or "First Virtual Communications") sent you this proxy statement and the enclosed proxy card because the board of directors of the Company is soliciting your proxy to vote at a special meeting of stockholders. You are invited to attend the special meeting and the Company requests that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     First Virtual Communications intends to mail this proxy statement and accompanying proxy card on or about February 10, 2003 to all stockholders of record entitled to vote at the special meeting.

Who can vote at the special meeting?

     Only stockholders of record at the close of business on February 6, 2003 will be entitled to notice of, and to vote at, the special meeting. At the close of business on this record date, there were shares of common stock and 27,437 shares of Series A Preferred Stock, convertible into 4,247,214 shares of common stock, outstanding and entitled to vote.

   Stockholder of Record: Shares Registered in Your Name

     If at the close of business on February 6, 2003 your shares were registered directly in your name with the Company's transfer agent, Computershare Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your vote is counted.

   Beneficial Owner: Shares Registered in the Name of a Broker or Bank

      If at the close of business on February 6, 2003 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.


                                       2.

What am I voting on?

      There is one matter scheduled for a vote:

         o To approve a series of amendments to the Company's Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company's common stock whereby each outstanding three, four, five, six, seven, eight, nine or ten shares would be combined, converted and changed into one share of common stock, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all of the amendments, as permitted under
                  Section 242(c) of the Delaware General Corporation Law, to be determined by the Board of Directors.

How do I vote?

     You may vote "For" or "Against" or abstain from voting. The procedures for voting are as follows:

   Stockholder of Record: Shares Registered in Your Name

     If you are a stockholder of record, you may vote in person at the special meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

         o To vote in person, come to the special meeting and the Company will give you a ballot when you arrive.

         o To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it to the Company promptly in the envelope provided. If you return your signed proxy card to the Company before the special meeting, the Company will vote your shares as you direct.

   Beneficial Owner: Shares Registered in the Name of Broker or Bank

     If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from First Virtual Communications. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

     On each matter to be voted upon, you have one vote for each share of common stock you own as of February 6, 2002 and one vote for each share of common stock into which your shares of Series A Preferred Stock were convertible on February 6, 2002.

What if I return a proxy card but do not make specific choices?

     If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the amendment of the Company's Amended and Restated Certificate of Incorporation, as amended. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

     First Virtual Communications will pay for the entire cost of soliciting proxies, including preparation, assembly, printing and mailing of these proxy materials and any additional information furnished to stockholders.


                                       3.

Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. In addition to these mailed proxy materials, the Company's directors and employees may also solicit proxies in person, by telephone, or by other means of communication. The solicitation of proxies by mail also may be supplemented through the use of a proxy solicitation firm. Directors and employees will not be paid any additional compensation for soliciting proxies, but a proxy solicitor, if used, will receive a customary fee which we estimate to be approximately $10,000.

What does it mean if I receive more than one proxy card?

     If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

     Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

         o You may submit another properly completed proxy card with a later date.

         o You may send a written notice that you are revoking your proxy to the Secretary of First Virtual Communications at its principal executive office located at 3393 Octavius Drive, Santa Clara, California 95054.

         o You may attend the special meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Can I vote via telephone or the internet?

     Yes. Stockholders may grant a proxy to vote their shares by means of the telephone or on the Internet. The law of Delaware, under which the Company is incorporated, specifically permits electronically transmitted proxies, provided that each proxy contains or is submitted with information from which the inspector of election can determine that such proxy was authorized by the stockholder. Votes submitted via the Internet or by telephone must be received by 9:00 a.m., Pacific Daylight Time on March 9, 2003. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the special meeting.

     The telephone and Internet voting procedures below are designed to authenticate stockholders' identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders' instructions have been recorded properly. Stockholders granting a proxy to vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder.

     For Shares Registered in Your Name

     Stockholders of record may go to http://www.computershare.com/us/proxy to grant a proxy to vote their shares by means of the Internet. They will be required to provide the control number and pin number located at the bottom of their proxy cards. The voter will then be asked to complete an electronic proxy card. The votes represented by the proxy will be generated on the computer screen and the voter will be prompted to submit or revise them as desired. Any stockholder using a touch-tone telephone may also grant a proxy to vote shares by calling 1-800-816-8908 and following the recorded instructions.

     For Shares Registered in the Name of a Broker or Bank

     Most beneficial owners whose stock is held in street name receive instruction for granting proxies from their banks, brokers or other agents, rather than the Company's proxy card. A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers the means to grant


                                       4.

proxies to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communications Services program, you may grant a proxy to vote those shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or via the Internet at ADP Investor Communication Services' web site at http://www.proxyvote.com.

How are votes counted?

     Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and "Against" votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

How many votes are needed to approve the proposal?

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock and the Company's Series A Preferred Stock, voting on an as converted to common stock basis, will be required to approve Proposal No. 1. As a result, abstentions will have the same effect as "Against" votes. Broker non-votes will have no effect.

What is the quorum requirement?

     A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding stock entitled to vote is represented by votes at the meeting or by proxy. On the record date, there were _______ shares of common stock and Series A Preferred Stock, on an as converted to common stock basis, outstanding and entitled to vote. As a result, _____ of these shares must be represented by votes at the meeting or by proxy to have a quorum.

     Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the special meeting?

     Preliminary voting results will be announced at the special meeting. Final voting results will be published in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2002.


                                       5.

                                   PROPOSAL 1

                       AMENDMENTS TO AMENDED AND RESTATED
    CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT

BACKGROUND

     The Company's common stock has been quoted on The Nasdaq SmallCap Market under the symbol "FVCX" since the open of business on September 9, 2002. Prior to that time, the Company's common stock was listed on The Nasdaq National Market. The Company was transferred from The Nasdaq National Market to The Nasdaq SmallCap Market because it failed to maintain a closing bid price of at least $1.00 per share for a 30 consecutive trading day period after having received notification from Nasdaq with respect to compliance with The Nasdaq National Market's listing maintenance standards.

     In order for the Company's common stock to continue to be quoted on the Nasdaq SmallCap Market, the Company must satisfy various listing maintenance standards established by Nasdaq. Among other things, the Company is required to have stockholders' equity of at least $2.5 million and the Company's common stock held by persons other than officers, directors and beneficial owners of greater than 10% of the Company's total outstanding shares, often referred to as the public float, must have an aggregate market value of at least $1 million. Additionally, at least 300 persons must each own at least 100 shares of the Company's common stock and the Company's common stock must have a minimum bid price of at least $1.00 per share.

     Under Nasdaq's listing maintenance standards, if the closing bid price of shares of the Company's common stock is under $1.00 per share for 30 consecutive trading days and does not thereafter reach $1.00 per share or higher for a minimum of ten consecutive trading days during the 180 calendar days following notification by Nasdaq, Nasdaq may delist the Company's common stock from trading on The Nasdaq SmallCap Market. In that event, the Company's common stock would trade on the OTC Bulletin Board or in the "pink sheets" maintained by the National Quotation Bureau, Inc. These alternative markets are generally considered to be markets that are less efficient and less broad than The Nasdaq National Market or The Nasdaq SmallCap Market.

     On October 2, 2002, the Company received a letter from Nasdaq advising it that its common stock had not met The Nasdaq SmallCap Market's minimum bid price requirement for 30 consecutive trading days and that, if the Company were unable to demonstrate compliance with this requirement for ten consecutive trading days during the 180 calendar day period ending on March 26, 2003, the Company's common stock would be delisted from The Nasdaq SmallCap Market at that time.

     In response to this notice, the board considered and has authorized a series of proposed amendments to the Company's Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split, at the discretion of the board pursuant to Section 242(c) of the Delaware General Corporation Law, to be implemented for the purpose of increasing the market price of the Company's common stock above The Nasdaq SmallCap Market's minimum bid requirement. Under these proposed amendments, each three, four, five, six, seven, eight, nine or ten outstanding shares of common stock would be combined, converted and changed into one share of common stock with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all such amendments, to be determined by the board.

     The board has recommended that this proposal be presented to the Company's stockholders for approval. You are now being asked to vote upon these amendments to the Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company's common stock whereby each outstanding three, four, five, six, seven, eight, nine or ten shares would be combined, converted and changed into one share of common stock. Subject to stockholder approval, the board will have the sole discretion pursuant to Section 242(c) of the Delaware General Corporation Law to elect, as it determines to be in the best interests of First Virtual Communications and its stockholders, whether or not to effect a reverse stock split, and if so, the number of whole shares of common stock between and including three and ten which will be combined, converted and exchanged into one share of common stock, at any time before the first anniversary of this special meeting of stockholders.

     The board believes that stockholder approval of a series of proposed amendments granting the board this discretion, rather than approval of a specified exchange ratio, provides the board with maximum flexibility to react


                                       6.

to then-current market conditions and, therefore, is in the best interests of First Virtual Communications and its stockholders.

      The text of the forms of proposed amendments to the Company's Amended and Restated Certificate of Incorporation, as amended, are attached to this proxy statement as Appendices A-1 through A-8, provided however, that the text of these amendments is subject to modification to include changes as may be required by the office of the Secretary of State of the State of Delaware and as the board may deem necessary or advisable to effect a reverse stock split. If the board determines to effect one of the reverse stock splits by filing one of these certificates of amendment with the Secretary of State of the State of Delaware, all other proposed amendments will be abandoned. The board may also elect not to do any reverse stock split.

     If approved by the stockholders, and following that approval, the board determines that effecting a reverse stock split is in the best interests of First Virtual Communications and its stockholders, the reverse stock split will become effective upon filing the applicable certificate of amendment with the Secretary of State of the State of Delaware. The certificate of amendment filed with the Secretary of State of the State of Delaware will contain the number of shares selected by the board within the limits set forth in this proposal to be combined into one share of common stock.

     If the board elects to effect a reverse stock split following stockholder approval, the number of issued and outstanding shares of common stock would be reduced in accordance with an exchange ratio determined by the board within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of the Company's outstanding common stock immediately following the reverse stock split as the stockholder held immediately prior to the reverse stock split. The par value of the Company's common stock would remain unchanged at $0.001 per share. The filing of the certificate of amendment would not change the number of authorized shares of the Company's common stock.

     Stockholders should note that the effect of the reverse stock split upon the market prices for the Company's common stock cannot be accurately predicted. In particular, there is no assurance that prices for shares of the Company's common stock after the reverse stock split is implemented will be three to ten times, as applicable, the prices for shares of the common stock immediately prior to the reverse stock split. Furthermore, the proposed reverse stock splits may not achieve the desired results which have been outlined above. Any reverse stock split may adversely impact the market price of the Company's common stock and any increased price per share of the common stock immediately after the reverse stock split may not be sustained for any prolonged period of time.

     In addition to the stock price criteria, the Company must maintain compliance with all requirements for continued listing on The Nasdaq SmallCap Market. The Company may not at some point in the future meet the continued listing requirements following a reverse stock split.

REASONS FOR THE REVERSE STOCK SPLIT

     The board believes that a reverse stock split may be desirable for a number of reasons. First, as previously described, the board believes that a reverse stock split may allow the Company to avoid having its common stock delisted from The Nasdaq SmallCap Market. Second, the board believes a reverse stock split could improve the marketability and liquidity of the Company's common Stock. Third, the board believes that a reverse stock split could improve the Company's ability to raise new capital.

     As mentioned above, it is possible that, even if the Company implements a reverse stock split, it may not be able to prevent Nasdaq from delisting its common stock from The Nasdaq SmallCap Market. The board believes however, that a reverse stock split would enhance the Company's ability to prevent its stock from being delisted. During the period from October 2, 2002 through February 6, 2003, the closing sales price per share of the Company's common stock ranged from a high of $ to a low of $ . The closing sales price on February 6, 2003 was $ . There are several requirements that the Company must meet in order to maintain its listing on The Nasdaq SmallCap Market, one of which is that the Company's common stock have a minimum market price of $1.00. As mentioned, above, the Company has been notified by Nasdaq that it has failed to maintain the $1.00 minimum bid price. Although the Company may not be able to satisfy The Nasdaq SmallCap Market minimum bid continued listing requirement in order to prevent the Company's common stock from being delisted from The


                                       7.

Nasdaq SmallCap Market, the board believes that a reverse stock split will result in the market price of the Company's common stock rising to the level necessary to satisfy the $1.00 minimum market price continued listing requirement. However, the Company's common stock may not remain equal to or in excess of $1.00 for a substantial period of time. The market price of the Company's common stock is based also on other factors in addition to the number of shares outstanding, including the Company's future performance.

     The board also believes that the increased market price of the Company's common stock expected as a result of a reverse stock split could improve the marketability and liquidity of the Company's common stock and encourage interest and trading in the common stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Company's common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. However, it should be noted that a reverse stock split will decrease the total number of shares outstanding, which may impact the Company's liquidity. If a reverse stock split is implemented, however, holders of fewer than 100 shares of common stock after the reverse stock split is effected may be charged brokerage fees that are proportionately higher than holders of more than 100 shares of common stock. The board is hopeful that the anticipated higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the Company's common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

     The Company may require additional sources of capital to fund its existing and future research and product development efforts and to fund continuing operations. The Company believes that an increase in per share value of the common stock, which the Company expects as a consequence of a reverse stock split, may enhance the attractiveness of the common stock for certain segments of the investing public and broaden the investor pool from which the Company might be able to obtain additional financing. For example, because of the trading volatility often associated with low-priced stocks, as a matter of policy many institutional investors are prohibited from purchasing these stocks. For the same reason, brokers often discourage their customers from purchasing these stocks. The reduction in the number of outstanding shares of common stock caused by a reverse stock split is anticipated initially to increase proportionally the per share market price of the common stock. However, because some investors may view a reverse stock split negatively in that it reduces the number of shares available in the public market, the market price of the Company's common stock may not reflect proportionately a reverse stock split.

BOARD DISCRETION TO IMPLEMENT REVERSE STOCK SPLIT

     The board has considered the potential harm to the Company of a delisting from The Nasdaq SmallCap Market, and currently believes that a reverse stock split is the best way of achieving compliance with Nasdaq's minimum bid price continued listing standard. If the reverse stock splits are approved by the stockholders of the Company, a reverse stock split will be effected, if at all, only upon a determination by the board, that one of the reverse stock splits, with the exchange ratio determined by the board as described above, is in the best interests of the Company and its stockholders at that time. This determination will be based upon certain factors, including but not limited to the then-current price of the Company's common stock, existing and expected marketability and liquidity of the common stock, prevailing market conditions and the likely effect on the market price of the common stock. Notwithstanding approval of the reverse stock splits by the stockholders, the board may, in its sole discretion, abandon all of the certificates of amendment and determine not to effect any of the reverse stock splits, as permitted under Section 242(c) of the Delaware General Corporation Law.

EFFECTS OF THE REVERSE STOCK SPLIT ON REGISTRATION AND VOTING RIGHTS

     The Company's common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. A reverse stock split would not affect the registration of the Company's common stock under the Exchange Act. After a reverse stock split is implemented, provided the Company maintains the $1.00 minimum bid price for at least 10 consecutive trading days and satisfies the other requirements


                                       8.

to maintain its listing, the Company's common stock would continue to be reported on The Nasdaq SmallCap Market under the symbol "FVCX," although Nasdaq would likely add the letter "D" to the end of the trading symbol for a period of 20 trading days to indicate that the reverse stock split has occurred.

     Proportionate voting rights and other rights of the holders of the Company's common stock would not be affected by the reverse stock split, other than as a result of the payment of cash in lieu of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of the Company's common stock immediately prior to the effective time of the reverse stock split would continue to hold 2% of the voting power of the outstanding shares of the Company's common stock after the reverse stock split. Although the reverse stock split would not affect the rights of stockholders or any stockholder's proportionate equity interest in the Company, subject to the treatment of fractional shares, the number of authorized shares of the Company's common stock would not be reduced and would increase significantly the ability of the board to issue authorized and unissued shares without further stockholder action. The number of stockholders of record would not be affected by the reverse stock split, except to the extent that any stockholder holds only a fractional share interest and receives cash for that interest after the reverse stock split.

EFFECT OF THE REVERSE STOCK SPLIT ON THE AUTHORIZED BUT UNISSUED SHARES OF COMMON STOCK

     In addition, the number of authorized shares of the Company's common stock will not change if the Company effects a reverse stock split. This will effectively increase significantly the number of authorized but unissued shares of the Company's common stock, which will increase significantly the ability of the board to issue authorized and unissued shares without further stockholder action. The issuance in the future of additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of the Company's common stock. The effective increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Amended and Restated Certificate of Incorporation, as amended, or bylaws of the Company.

EFFECT OF THE REVERSE STOCK SPLIT ON STOCK OPTIONS, WARRANTS AND PAR VALUE

     The reverse stock split would reduce the number of shares of the Company's common stock available for issuance under the Company's 1999 Equity Incentive Plan, or 1999 Plan, 1997 Equity Incentive Plan, or 1997 Plan, 1997 Employee Stock Purchase Plan, or the 1997 ESPP, and 1997 Non-Employee Directors' Stock Option Plan, or Directors' Option Plan, in proportion to the exchange ratio of the reverse stock split. The number of shares of common stock currently authorized for issuance under the 1999 Plan is 6,000,000, prior to giving effect to a reverse stock split, the number of shares of common stock currently authorized for issuance under the 1997 Plan is 5,875,000, prior to giving effect to a reverse stock split, the number of shares of common stock currently authorized for issuance under the 1997 ESPP is 1,350,000, prior to giving effect to a reverse stock split, and the number of shares of common stock currently authorized for issuance under the Directors' Option Plan is 1,500,000, prior to giving effect to a reverse stock split. In addition, the number of shares of common stock reserved for issuance pursuant to equity incentive plans adopted by CUseeMe Networks, Inc. and its predecessor will similarly be reduced in proportion to the exchange ratio of the reverse stock split. The par value of the Company's common stock and Preferred Stock would remain at $0.001 per share following the effective time of the reverse stock split, while the number of shares of common stock issued and outstanding would be reduced.

     The Company also has outstanding stock options and warrants to purchase shares of common stock. Under the terms of the outstanding stock options and warrants, the reverse stock split will effect a reduction in the number of shares of common stock issuable upon exercise of the stock options and warrants in proportion to the exchange ratio of the reverse stock split and will effect a proportionate increase in the exercise price of the outstanding stock options and warrants. In connection with the reverse stock split, the number of shares of common stock issuable upon exercise or conversion of outstanding stock options and warrants will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding.


                                       9.

EFFECTIVE DATE

     The reverse stock split would become effective as of 5:00 p.m. Eastern time on the date of filing of the applicable certificate of amendment with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on the effective date of the reverse stock split, each three, four, five, six, seven, eight, nine or ten shares, as applicable, of common stock issued and outstanding immediately prior that effective date will be, automatically and without any action on the part of the stockholders, combined, converted and changed into one share of common stock in accordance with the ratio of the reverse stock split determined by the board within the limits set forth in this proposal.

PAYMENT FOR FRACTIONAL SHARES

     No fractional shares of common stock would be issued as a result of the reverse stock split. In lieu of any fractional share interest, each holder of common stock who as a result of the reverse stock split would otherwise receive a fractional share of common stock will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sales price of the Company's common stock on the effective date of the reverse stock split as reported on The Nasdaq SmallCap Market by (ii) the number of shares of the Company's common stock held by a holder that would otherwise have been exchanged for a fractional share interest. This amount would be issued to the holder in the form of a check in accordance with the exchange procedures outlined under "Exchange of Stock Certificates" below.

EXCHANGE OF STOCK CERTIFICATES

     Shortly after the effective date of the reverse stock split, each holder of an outstanding certificate theretofore representing shares of the Company's common stock will receive from Computershare Trust Company, as the Company's exchange agent for the reverse stock split, instructions for the surrender of the certificate to the exchange agent. The instructions will include a form of transmittal letter to be completed and returned to the exchange agent. As soon as practicable after the surrender to the exchange agent of any certificate which prior to the reverse stock split represented shares of the Company's common stock, together with a duly executed transmittal letter and any other documents the exchange agent may specify, the exchange agent shall deliver to the person in whose name the certificate had been issued certificates registered in the name of that person representing the number of full shares of common stock into which the shares of common stock previously represented by the surrendered certificate shall have been reclassified and a check for any amounts to be paid in cash in lieu of any fractional share interest. Each certificate representing shares of common stock issued in connection with the reverse stock split will continue to bear any legends restricting the transfer of the shares that were borne by the surrendered certificates representing the shares of common stock. Until surrendered as contemplated herein, each certificate which immediately prior to the reverse stock split represented any shares of common stock shall be deemed at and after the reverse stock split to represent the number of full shares of common stock contemplated by the preceding sentence.

     No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any certificate which prior to approval of the reverse stock split represented any shares of common stock, except that if any certificates of common stock are to be issued in a name other than that in which the certificates for shares of common stock surrendered are registered, it shall be a condition of the issuance that (i) the person requesting the issuance shall pay to the Company any transfer taxes payable by reason thereof (or prior to transfer of the certificate, if any) or establish to the satisfaction of the Company that the taxes have been paid or are not payable, (ii) the transfer shall comply with all applicable federal and state securities laws, and (iii) the surrendered certificate shall be properly endorsed and otherwise be in proper form for transfer.

NO APPRAISAL RIGHTS

     Under Delaware law, stockholders of the Company are not entitled to appraisal rights with respect to the reverse stock split.

ACCOUNTING CONSEQUENCES

     The par value per share of the Company's common stock would remain unchanged at $0.001 per share after the reverse stock split. On the effective date of the reverse stock split, the stated capital on the Company's balance sheet attributable to common stock will be reduced proportionally, based on the exchange ratio of the


                                      10.

reverse stock split, from its present amount, and the additional paid-in-capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of the Company's common stock outstanding. The Company does not anticipate that any other accounting consequences would arise as result of the reverse stock split.

MATERIAL  FEDERAL U.S. INCOME TAX  CONSEQUENCES  OF THE EFFECTIVE  REVERSE STOCK
SPLIT

     The following is a summary of the material income tax considerations of the reverse stock split. It addresses only stockholders who hold the pre-reverse stock split shares and post-reverse stock split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-reverse stock split shares as part of a straddle, hedge, or conversion transaction, stockholders who hold the pre-reverse stock split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended, referred to below as the Code, stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, the Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reverse stock split. Each stockholder is advised to consult his or her tax advisor as to his or her own situation.

     The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the reverse stock split qualifies as a reorganization, a stockholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-reverse stock split shares received will be equal to the aggregate tax basis of the pre-reverse split shares exchanged therefore, excluding any portion of the holder's basis allocated to fractional shares, and the holding period of the post-reverse stock split shares received will include the holding period of the pre-reverse stock split shares exchanged.

     A holder of the pre-reverse stock split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-reverse stock split shares allocated to the fractional share interest and the cash received. This gain or loss will be a capital gain or loss and will be short term if the pre-reverse stock split shares were held for one year or less and long term if held more than one year.

     No gain or loss will be recognized by the Company as a result of the reverse stock split.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the outstanding shares of the common stock and the Series A Preferred Stock, voting on an as converted to common stock basis, will be required to approve the reverse stock splits and the certificates of amendment to the Company's Amended and Restated Certificate of Incorporation, as amended. As a result, abstentions will have the same effect as negative votes. Broker non-votes will have no effect.

         The board unanimously recommends a vote IN FAVOR of Proposal 1.


                                      11.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of February 1, 2003 by

         o all those known by the Company to be the beneficial owner of more than 5% of the Company's common stock;

         o        each director;

         o the Company's chief executive officer and four other most highly compensated executive officers at December 31, 2002; and

         o        all directors and executive officers as a group.

                                                                           BENEFICIAL OWNERSHIP(2)
                                                                           -----------------------
BENEFICIAL OWNER(1)                                              NUMBER OF SHARES           PERCENT OF TOTAL
-------------------                                              ----------------           ----------------
Entities Affiliated with Special Situations Fund (3)....            8,928,714                       21%
     153 E. 53rd Street
     55th Floor
     New York, NY 10022
Vulcan Inc. (4).........................................            5,139,805                       11%
     505 Fifth Avenue South
     Seattle, WA  98104
Ralph Ungermann (5).....................................            2,573,570                        6%
Edward Harris (6).......................................              129,732                        *
Adam Stettner (7).......................................            1,540,118                        4%
Norman Gaut (8).........................................              382,733                        *
Truman Cole (9).........................................                3,173                        *
Frank Kaplan (10).......................................                    -                        -
Julia Schloss (11)......................................               26,608                        *
Frederik Strecker (12)..................................              151,086                        *
Jonathan Morgan (13)....................................              196,010                        *
Jeffery Krampf (14).....................................               33,231                        *
Robert Romano (15)......................................              108,333                        *
David Bundy (16)........................................              205,264                        *
Timothy Rogers (17).....................................               79,166                        *
Killko Caballero (18)...................................                    -                        -
All directors and executive officers as a group
     (14 persons) (19)..................................            5,429,024                       12%


                                      12.

---------------
*        Less than one percent.

(1) Unless otherwise noted in the table, the address for the Company's executive officers and directors is: c/o First Virtual Communications, Inc., 3393 Octavius Drive, Santa Clara, CA 95054.

(2) This table is based upon information supplied by officers, directors, principal stockholders and Schedules 13D and 13G filed with the SEC. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options, warrants and other rights to acquire shares of our common stock that were exercisable within 60 days of February 1, 2003. Percentage of beneficial ownership is based on 40,483,594 shares of common stock outstanding as of February 1, 2003. In computing the number and percentage of shares beneficially owned by each stockholder identified in the table, shares of common stock subject to options, warrants and other rights to acquire shares of our common stock that were exercisable on February 1, 2003 or exercisable within 60 days of February 1, 2003 by such stockholder are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other stockholder.

         Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(3) Includes 4,411,164 shares of common stock held by Special Situations Fund III, L.P. ("SSF III") and 1,250,000 shares of common stock issuable upon exercise of a warrant held by SSF III, 1,445,028 shares held by Special Situations Cayman Fund, L.P. ("SSCF") and 416,700 shares of common stock issuable upon exercise of a warrant held by SSCF, and 989,172 shares held by Special Situations Technology Fund, L.P. ("SSTF"), a fund for which Adam Stettner, a member of the Company's Board, serves as the managing director, and 416,650 shares of common stock issuable upon exercise of a warrant held by SSTF. Austin
         W. Marxe and David Greenhouse, who serve as officers, directors and members or principal shareholders of the investment advisors to the funds, claim sole voting and dispositive powers for all 8,928,714 shares.

(4) Includes 892,591 shares of common stock issuable upon exercise of a warrant held by Vulcan, Inc. and 4,247,214 shares of common stock issuable upon conversion of shares of Series A Preferred Stock held by Vulcan, Inc.

(5) Includes 79,094 shares of common stock issuable upon exercise of a warrant held by Mr. Ungermann and 2,174,577 shares of common stock held in the name of Ralph Ungermann, Trustee or Successor Trustee of the Ralph K. Ungermann Living Trust U/A/D May 18, 1988, as amended, and 319,899 shares Mr. Ungermann has the right to acquire pursuant to outstanding options exercisable within 60 days of February 1, 2003.

(6) Includes 128,732 shares of common stock that Mr. Harris has the right to acquire pursuant to outstanding options exercisable within 60 days of February 1, 2003.

(7) Includes 989,172 shares held by SSTF, 416,650 shares of common stock issuable upon exercise of a warrant held by SSTF and 134,296 shares of common stock that Mr. Stettner has the right to acquire pursuant to outstanding options exercisable within 60 days of February 1, 2003. The shares deemed to be beneficially owned by Mr. Stettner exclude the shares described in note three above for SSF III and SSCF, for which Mr. Stettner disclaims beneficial ownership except to the extent of his pecuniary interest therein, if any.

(8) Includes 104,167 shares of common stock issuable upon exercise of a warrant held by Mr. Gaut and 11,532 shares of common stock that Mr. Gaut has the right to acquire pursuant to outstanding options exercisable within 60 days of February 1, 2003.

(9)      Mr. Cole  rejoined the Company as Chief  Financial  Officer in December
         2002.

(10) Mr. Kaplan joined the Company as Vice President of Worldwide Sales in December 2002.

(11) Includes 26,608 shares of common stock that Ms. Schloss has the right to acquire pursuant to outstanding options exercisable within 60 days of February 1, 2003.


                                      13.

(12) Includes 151,086 shares of common stock that Mr. Strecker has the right to acquire pursuant to outstanding options exercisable within 60 days of February 1, 2003.

(13) Includes 196,010 shares of common stock that Mr. Morgan has the right to acquire pursuant to outstanding options exercisable within 60 days of February 1, 2003.

(14)     Mr.  Krampf's  services as an employee of the Company  ended in January
         2003.

(15) Includes 108,333 shares of common stock that Mr. Romano has the right to acquire pursuant to outstanding options exercisable within 60 days of February 1, 2003.

(16) Includes 205,264 shares of common stock that Mr. Bundy has the right to acquire pursuant to outstanding options exercisable within 60 days of February 1, 2003.

(17) Includes 79,166 shares of common stock that Mr. Rogers has the right to acquire pursuant to outstanding options exercisable within 60 days of February 1, 2003. Mr. Rogers' services as an employee of the Company ended in December 2002.

(18)     Mr. Caballero's services as an employee of the Company ended in October
         2002.

(19) Includes shares described in the notes above, as applicable, which the executive officers and directors of the Company have the right to acquire within 60 days of February 1, 2003.


                                      14.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                     By Order of the Board of Directors


                                     Jonathan G. Morgan
                                     Chief Executive Officer and President
February 10, 2003

DELIVERY OF THIS PROXY STATEMENT

     The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as 'householding,' potentially means extra convenience for security holders and cost savings for companies.

     This year, a number of brokers with account holders who are First Virtual Communications stockholders will be `householding' the Company's proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they will be `householding' communications to your address, 'householding' will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in 'householding' and would prefer to receive a separate proxy statement, please notify your broker, direct your written request to Julia Schloss, Vice President and General Counsel, First Virtual Communications, 3393 Octavius Drive, Santa Clara, California 95054, or contact Julia Schloss at 408-330-7312. Upon your written or oral request to the Company, the Company will promptly deliver to you a separate copy of the proxy statement.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request `householding' of their communications should contact their broker.


                                      15.

                                  APPENDIX A-1


                           CERTIFICATE OF AMENDMENT OF
              AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                       FIRST VIRTUAL COMMUNICATIONS, INC.


         FIRST VIRTUAL COMMUNICATIONS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), DOES HEREBY CERTIFY:

         FIRST:  The name of the  Corporation  is First Virtual  Communications,
Inc., and the original name of the Corporation is First Virtual Merger Corporation.

         SECOND: The date on which the Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware is October 29, 1997. The date on which the Corporation's Certificate of Ownership and Merger merging First Virtual Corporation and First Virtual Merger Corporation was filed with the Secretary of State of the State of Delaware is December 2, 1997. The date of the filing of the Corporation's Amended and Restated Certificate with the Secretary of State of the State of Delaware is May 4, 1998 (the "Restated Certificate"). The date of the filing of the Corporation's Certificate of Ownership and Merger merging FVC.COM, Inc. and
First Virtual Corporation with the Secretary of State of the State of Delaware is August 3, 1998. The date on which the Corporation's Certificate of Designation of Series A Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware is June 8, 2000. The date of the filing of the Corporation's Certificate of Ownership and Merger merging First Virtual Communications, Inc. and FVC.COM, Inc. with the Secretary of State of the State of Delaware is February 2, 2001. The date on which the Corporation's first Certificate of Amendment to the Restated Certificate was filed with the Secretary of State of the State of Delaware is June 19, 2001.

         THIRD: This Certificate of Amendment amends certain provisions of the Restated Certificate and has been duly adopted by the Board of Directors of the Corporation acting in accordance with the provisions of Sections 141(f) and 242 of the DGCL, and further adopted in accordance with the provisions of Sections 211 and 242 of the DGCL by the stockholders of the Corporation.

         FOURTH: Paragraph A of Article IV of the Amended and Restated Certificate of Incorporation shall be amended to read in its entirety as follows:

                  "A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is One Hundred Five Million (105,000,000) shares. One Hundred Million (100,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($0.001). Five Million (5,000,000) shares shall be Preferred Stock,


                                       1.

                  each having a par value of one-tenth of one cent ($0.001). Upon the filing of this Certificate of Amendment, every three
                  (3) shares of Common Stock outstanding shall be combined into one (1) share of Common Stock; provided however, that the Corporation shall issue no fractional shares of Common Stock, but shall instead pay to any stockholder who would be entitled to receive a fractional share as a result of the actions set forth herein a sum in cash equal to the fair market value of the shares constituting such fractional share based upon the closing sales price of the Corporation's Common Stock as reported on the Nasdaq SmallCap Market as of the date this Certificate of Amendment is filed with the Secretary of the State of Delaware."

         IN WITNESS WHEREOF, First Virtual Communications, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer and President as of _________________, 2003.

                                     FIRST VIRTUAL COMMUNICATIONS, INC.



                                     By:
                                         ---------------------------------------
                                           Jonathan G. Morgan
                                           Chief Executive Officer and President


                                       2.

                                  APPENDIX A-2


                           CERTIFICATE OF AMENDMENT OF
              AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                       FIRST VIRTUAL COMMUNICATIONS, INC.


         FIRST VIRTUAL COMMUNICATIONS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), DOES HEREBY CERTIFY:

         FIRST:  The name of the  Corporation  is First Virtual  Communications,
Inc., and the original name of the Corporation is First Virtual Merger Corporation.

         SECOND: The date on which the Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware is October 29, 1997. The date on which the Corporation's Certificate of Ownership and Merger merging First Virtual Corporation and First Virtual Merger Corporation was filed with the Secretary of State of the State of Delaware is December 2, 1997. The date of the filing of the Corporation's Amended and Restated Certificate with the Secretary of State of the State of Delaware is May 4, 1998 (the "Restated Certificate"). The date of the filing of the Corporation's Certificate of Ownership and Merger merging FVC.COM, Inc. and
First Virtual Corporation with the Secretary of State of the State of Delaware is August 3, 1998. The date on which the Corporation's Certificate of Designation of Series A Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware is June 8, 2000. The date of the filing of the Corporation's Certificate of Ownership and Merger merging First Virtual Communications, Inc. and FVC.COM, Inc. with the Secretary of State of the State of Delaware is February 2, 2001. The date on which the Corporation's first Certificate of Amendment to the Restated Certificate was filed with the Secretary of State of the State of Delaware is June 19, 2001.

         THIRD: This Certificate of Amendment amends certain provisions of the Restated Certificate and has been duly adopted by the Board of Directors of the Corporation acting in accordance with the provisions of Sections 141(f) and 242 of the DGCL, and further adopted in accordance with the provisions of Sections 211 and 242 of the DGCL by the stockholders of the Corporation.

         FOURTH: Paragraph A of Article IV of the Amended and Restated Certificate of Incorporation shall be amended to read in its entirety as follows:

                  "A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is One Hundred Five Million (105,000,000) shares. One Hundred Million (100,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($0.001). Five Million (5,000,000) shares shall be Preferred Stock,


                                       1.

                  each having a par value of one-tenth of one cent ($0.001). Upon the filing of this Certificate of Amendment, every four
                  (4) shares of Common Stock outstanding shall be combined into one (1) share of Common Stock; provided however, that the Corporation shall issue no fractional shares of Common Stock, but shall instead pay to any stockholder who would be entitled to receive a fractional share as a result of the actions set forth herein a sum in cash equal to the fair market value of the shares constituting such fractional share based upon the closing sales price of the Corporation's Common Stock as reported on the Nasdaq SmallCap Market as of the date this Certificate of Amendment is filed with the Secretary of the State of Delaware."

         IN WITNESS WHEREOF, First Virtual Communications, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer and President as of _________________, 2003.

                                     FIRST VIRTUAL COMMUNICATIONS, INC.



                                     By:
                                         ---------------------------------------
                                           Jonathan G. Morgan
                                           Chief Executive Officer and President


                                       2.

                                  APPENDIX A-3


                           CERTIFICATE OF AMENDMENT OF
              AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                       FIRST VIRTUAL COMMUNICATIONS, INC.


         FIRST VIRTUAL COMMUNICATIONS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), DOES HEREBY CERTIFY:

         FIRST:  The name of the  Corporation  is First Virtual  Communications,
Inc., and the original name of the Corporation is First Virtual Merger Corporation.

         SECOND: The date on which the Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware is October 29, 1997. The date on which the Corporation's Certificate of Ownership and Merger merging First Virtual Corporation and First Virtual Merger Corporation was filed with the Secretary of State of the State of Delaware is December 2, 1997. The date of the filing of the Corporation's Amended and Restated Certificate with the Secretary of State of the State of Delaware is May 4, 1998 (the "Restated Certificate"). The date of the filing of the Corporation's Certificate of Ownership and Merger merging FVC.COM, Inc. and
First Virtual Corporation with the Secretary of State of the State of Delaware is August 3, 1998. The date on which the Corporation's Certificate of Designation of Series A Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware is June 8, 2000. The date of the filing of the Corporation's Certificate of Ownership and Merger merging First Virtual Communications, Inc. and FVC.COM, Inc. with the Secretary of State of the State of Delaware is February 2, 2001. The date on which the Corporation's first Certificate of Amendment to the Restated Certificate was filed with the Secretary of State of the State of Delaware is June 19, 2001.

         THIRD: This Certificate of Amendment amends certain provisions of the Restated Certificate and has been duly adopted by the Board of Directors of the Corporation acting in accordance with the provisions of Sections 141(f) and 242 of the DGCL, and further adopted in accordance with the provisions of Sections 211 and 242 of the DGCL by the stockholders of the Corporation.

         FOURTH: Paragraph A of Article IV of the Amended and Restated Certificate of Incorporation shall be amended to read in its entirety as follows:

                  "A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is One Hundred Five Million (105,000,000) shares. One Hundred Million (100,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($0.001). Five Million (5,000,000) shares shall be Preferred Stock,


                                       1.

                  each having a par value of one-tenth of one cent ($0.001). Upon the filing of this Certificate of Amendment, every five
                  (5) shares of Common Stock outstanding shall be combined into one (1) share of Common Stock; provided however, that the Corporation shall issue no fractional shares of Common Stock, but shall instead pay to any stockholder who would be entitled to receive a fractional share as a result of the actions set forth herein a sum in cash equal to the fair market value of the shares constituting such fractional share based upon the closing sales price of the Corporation's Common Stock as reported on the Nasdaq SmallCap Market as of the date this Certificate of Amendment is filed with the Secretary of the State of Delaware."

         IN WITNESS WHEREOF, First Virtual Communications, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer and President as of _________________, 2003.

                                     FIRST VIRTUAL COMMUNICATIONS, INC.



                                     By:
                                         ---------------------------------------
                                           Jonathan G. Morgan
                                           Chief Executive Officer and President


                                       2.

                                  APPENDIX A-4


                           CERTIFICATE OF AMENDMENT OF
              AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                       FIRST VIRTUAL COMMUNICATIONS, INC.


         FIRST VIRTUAL COMMUNICATIONS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), DOES HEREBY CERTIFY:

         FIRST:  The name of the  Corporation  is First Virtual  Communications,
Inc., and the original name of the Corporation is First Virtual Merger Corporation.

         SECOND: The date on which the Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware is October 29, 1997. The date on which the Corporation's Certificate of Ownership and Merger merging First Virtual Corporation and First Virtual Merger Corporation was filed with the Secretary of State of the State of Delaware is December 2, 1997. The date of the filing of the Corporation's Amended and Restated Certificate with the Secretary of State of the State of Delaware is May 4, 1998 (the "Restated Certificate"). The date of the filing of the Corporation's Certificate of Ownership and Merger merging FVC.COM, Inc. and
First Virtual Corporation with the Secretary of State of the State of Delaware is August 3, 1998. The date on which the Corporation's Certificate of Designation of Series A Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware is June 8, 2000. The date of the filing of the Corporation's Certificate of Ownership and Merger merging First Virtual Communications, Inc. and FVC.COM, Inc. with the Secretary of State of the State of Delaware is February 2, 2001. The date on which the Corporation's first Certificate of Amendment to the Restated Certificate was filed with the Secretary of State of the State of Delaware is June 19, 2001.

         THIRD: This Certificate of Amendment amends certain provisions of the Restated Certificate and has been duly adopted by the Board of Directors of the Corporation acting in accordance with the provisions of Sections 141(f) and 242 of the DGCL, and further adopted in accordance with the provisions of Sections 211 and 242 of the DGCL by the stockholders of the Corporation.

         FOURTH: Paragraph A of Article IV of the Amended and Restated Certificate of Incorporation shall be amended to read in its entirety as follows:

                  "A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is One Hundred Five Million (105,000,000) shares. One Hundred Million (100,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($0.001). Five Million (5,000,000) shares shall be Preferred Stock,


                                       1.

                  each having a par value of one-tenth of one cent ($0.001). Upon the filing of this Certificate of Amendment, every six
                  (6) shares of Common Stock outstanding shall be combined into one (1) share of Common Stock; provided however, that the Corporation shall issue no fractional shares of Common Stock, but shall instead pay to any stockholder who would be entitled to receive a fractional share as a result of the actions set forth herein a sum in cash equal to the fair market value of the shares constituting such fractional share based upon the closing sales price of the Corporation's Common Stock as reported on the Nasdaq SmallCap Market as of the date this Certificate of Amendment is filed with the Secretary of the State of Delaware."

         IN WITNESS WHEREOF, First Virtual Communications, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer and President as of _________________, 2003.

                                     FIRST VIRTUAL COMMUNICATIONS, INC.



                                     By:
                                         ---------------------------------------
                                           Jonathan G. Morgan
                                           Chief Executive Officer and President



                                       2.

                                  APPENDIX A-5


                           CERTIFICATE OF AMENDMENT OF
              AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                       FIRST VIRTUAL COMMUNICATIONS, INC.


         FIRST VIRTUAL COMMUNICATIONS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), DOES HEREBY CERTIFY:

         FIRST:  The name of the  Corporation  is First Virtual  Communications,
Inc., and the original name of the Corporation is First Virtual Merger Corporation.

         SECOND: The date on which the Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware is October 29, 1997. The date on which the Corporation's Certificate of Ownership and Merger merging First Virtual Corporation and First Virtual Merger Corporation was filed with the Secretary of State of the State of Delaware is December 2, 1997. The date of the filing of the Corporation's Amended and Restated Certificate with the Secretary of State of the State of Delaware is May 4, 1998 (the "Restated Certificate"). The date of the filing of the Corporation's Certificate of Ownership and Merger merging FVC.COM, Inc. and
First Virtual Corporation with the Secretary of State of the State of Delaware is August 3, 1998. The date on which the Corporation's Certificate of Designation of Series A Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware is June 8, 2000. The date of the filing of the Corporation's Certificate of Ownership and Merger merging First Virtual Communications, Inc. and FVC.COM, Inc. with the Secretary of State of the State of Delaware is February 2, 2001. The date on which the Corporation's first Certificate of Amendment to the Restated Certificate was filed with the Secretary of State of the State of Delaware is June 19, 2001.

         THIRD: This Certificate of Amendment amends certain provisions of the Restated Certificate and has been duly adopted by the Board of Directors of the Corporation acting in accordance with the provisions of Sections 141(f) and 242 of the DGCL, and further adopted in accordance with the provisions of Sections 211 and 242 of the DGCL by the stockholders of the Corporation.

         FOURTH: Paragraph A of Article IV of the Amended and Restated Certificate of Incorporation shall be amended to read in its entirety as follows:

                  "A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is One Hundred Five Million (105,000,000) shares. One Hundred Million (100,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($0.001). Five Million (5,000,000) shares shall be Preferred Stock,


                                       1.

                  each having a par value of one-tenth of one cent ($0.001). Upon the filing of this Certificate of Amendment, every seven
                  (7) shares of Common Stock outstanding shall be combined into one (1) share of Common Stock; provided however, that the Corporation shall issue no fractional shares of Common Stock, but shall instead pay to any stockholder who would be entitled to receive a fractional share as a result of the actions set forth herein a sum in cash equal to the fair market value of the shares constituting such fractional share based upon the closing sales price of the Corporation's Common Stock as reported on the Nasdaq SmallCap Market as of the date this Certificate of Amendment is filed with the Secretary of the State of Delaware."

         IN WITNESS WHEREOF, First Virtual Communications, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer and President as of _________________, 2003.

                                     FIRST VIRTUAL COMMUNICATIONS, INC.



                                     By:
                                         ---------------------------------------
                                           Jonathan G. Morgan
                                           Chief Executive Officer and President


                                       2.

                                  APPENDIX A-6


                           CERTIFICATE OF AMENDMENT OF
              AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                       FIRST VIRTUAL COMMUNICATIONS, INC.


         FIRST VIRTUAL COMMUNICATIONS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), DOES HEREBY CERTIFY:

         FIRST:  The name of the  Corporation  is First Virtual  Communications,
Inc., and the original name of the Corporation is First Virtual Merger Corporation.

         SECOND: The date on which the Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware is October 29, 1997. The date on which the Corporation's Certificate of Ownership and Merger merging First Virtual Corporation and First Virtual Merger Corporation was filed with the Secretary of State of the State of Delaware is December 2, 1997. The date of the filing of the Corporation's Amended and Restated Certificate with the Secretary of State of the State of Delaware is May 4, 1998 (the "Restated Certificate"). The date of the filing of the Corporation's Certificate of Ownership and Merger merging FVC.COM, Inc. and
First Virtual Corporation with the Secretary of State of the State of Delaware is August 3, 1998. The date on which the Corporation's Certificate of Designation of Series A Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware is June 8, 2000. The date of the filing of the Corporation's Certificate of Ownership and Merger merging First Virtual Communications, Inc. and FVC.COM, Inc. with the Secretary of State of the State of Delaware is February 2, 2001. The date on which the Corporation's first Certificate of Amendment to the Restated Certificate was filed with the Secretary of State of the State of Delaware is June 19, 2001.

         THIRD: This Certificate of Amendment amends certain provisions of the Restated Certificate and has been duly adopted by the Board of Directors of the Corporation acting in accordance with the provisions of Sections 141(f) and 242 of the DGCL, and further adopted in accordance with the provisions of Sections 211 and 242 of the DGCL by the stockholders of the Corporation.

         FOURTH: Paragraph A of Article IV of the Amended and Restated Certificate of Incorporation shall be amended to read in its entirety as follows:

                  "A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is One Hundred Five Million (105,000,000) shares. One Hundred Million (100,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($0.001). Five Million (5,000,000) shares shall be Preferred Stock,


                                       1.

                  each having a par value of one-tenth of one cent ($0.001). Upon the filing of this Certificate of Amendment, every eight
                  (8) shares of Common Stock outstanding shall be combined into one (1) share of Common Stock; provided however, that the Corporation shall issue no fractional shares of Common Stock, but shall instead pay to any stockholder who would be entitled to receive a fractional share as a result of the actions set forth herein a sum in cash equal to the fair market value of the shares constituting such fractional share based upon the closing sales price of the Corporation's Common Stock as reported on the Nasdaq SmallCap Market as of the date this Certificate of Amendment is filed with the Secretary of the State of Delaware."

         IN WITNESS WHEREOF, First Virtual Communications, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer and President as of _________________, 2003.

                                     FIRST VIRTUAL COMMUNICATIONS, INC.



                                     By:
                                         ---------------------------------------
                                           Jonathan G. Morgan
                                           Chief Executive Officer and President


                                       2.

                                  APPENDIX A-7


                           CERTIFICATE OF AMENDMENT OF
              AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                       FIRST VIRTUAL COMMUNICATIONS, INC.


         FIRST VIRTUAL COMMUNICATIONS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), DOES HEREBY CERTIFY:

         FIRST:  The name of the  Corporation  is First Virtual  Communications,
Inc., and the original name of the Corporation is First Virtual Merger Corporation.

         SECOND: The date on which the Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware is October 29, 1997. The date on which the Corporation's Certificate of Ownership and Merger merging First Virtual Corporation and First Virtual Merger Corporation was filed with the Secretary of State of the State of Delaware is December 2, 1997. The date of the filing of the Corporation's Amended and Restated Certificate with the Secretary of State of the State of Delaware is May 4, 1998 (the "Restated Certificate"). The date of the filing of the Corporation's Certificate of Ownership and Merger merging FVC.COM, Inc. and
First Virtual Corporation with the Secretary of State of the State of Delaware is August 3, 1998. The date on which the Corporation's Certificate of Designation of Series A Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware is June 8, 2000. The date of the filing of the Corporation's Certificate of Ownership and Merger merging First Virtual Communications, Inc. and FVC.COM, Inc. with the Secretary of State of the State of Delaware is February 2, 2001. The date on which the Corporation's first Certificate of Amendment to the Restated Certificate was filed with the Secretary of State of the State of Delaware is June 19, 2001.

         THIRD: This Certificate of Amendment amends certain provisions of the Restated Certificate and has been duly adopted by the Board of Directors of the Corporation acting in accordance with the provisions of Sections 141(f) and 242 of the DGCL, and further adopted in accordance with the provisions of Sections 211 and 242 of the DGCL by the stockholders of the Corporation.

         FOURTH: Paragraph A of Article IV of the Amended and Restated Certificate of Incorporation shall be amended to read in its entirety as follows:

                  "A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is One Hundred Five Million (105,000,000) shares. One Hundred Million (100,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($0.001). Five Million (5,000,000) shares shall be Preferred Stock,


                                       1.

                  each having a par value of one-tenth of one cent ($0.001). Upon the filing of this Certificate of Amendment, every nine
                  (9) shares of Common Stock outstanding shall be combined into one (1) share of Common Stock; provided however, that the Corporation shall issue no fractional shares of Common Stock, but shall instead pay to any stockholder who would be entitled to receive a fractional share as a result of the actions set forth herein a sum in cash equal to the fair market value of the shares constituting such fractional share based upon the closing sales price of the Corporation's Common Stock as reported on the Nasdaq SmallCap Market as of the date this Certificate of Amendment is filed with the Secretary of the State of Delaware."

         IN WITNESS WHEREOF, First Virtual Communications, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer and President as of _________________, 2003.

                                     FIRST VIRTUAL COMMUNICATIONS, INC.



                                     By:
                                         ---------------------------------------
                                           Jonathan G. Morgan
                                           Chief Executive Officer and President


                                       2.

                                  APPENDIX A-8


                           CERTIFICATE OF AMENDMENT OF
              AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                       FIRST VIRTUAL COMMUNICATIONS, INC.


         FIRST VIRTUAL COMMUNICATIONS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), DOES HEREBY CERTIFY:

         FIRST:  The name of the  Corporation  is First Virtual  Communications,
Inc., and the original name of the Corporation is First Virtual Merger Corporation.

         SECOND: The date on which the Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware is October 29, 1997. The date on which the Corporation's Certificate of Ownership and Merger merging First Virtual Corporation and First Virtual Merger Corporation was filed with the Secretary of State of the State of Delaware is December 2, 1997. The date of the filing of the Corporation's Amended and Restated Certificate with the Secretary of State of the State of Delaware is May 4, 1998 (the "Restated Certificate"). The date of the filing of the Corporation's Certificate of Ownership and Merger merging FVC.COM, Inc. and
First Virtual Corporation with the Secretary of State of the State of Delaware is August 3, 1998. The date on which the Corporation's Certificate of Designation of Series A Convertible Preferred Stock was filed with the Secretary of State of the State of Delaware is June 8, 2000. The date of the filing of the Corporation's Certificate of Ownership and Merger merging First Virtual Communications, Inc. and FVC.COM, Inc. with the Secretary of State of the State of Delaware is February 2, 2001. The date on which the Corporation's first Certificate of Amendment to the Restated Certificate was filed with the Secretary of State of the State of Delaware is June 19, 2001.

         THIRD: This Certificate of Amendment amends certain provisions of the Restated Certificate and has been duly adopted by the Board of Directors of the Corporation acting in accordance with the provisions of Sections 141(f) and 242 of the DGCL, and further adopted in accordance with the provisions of Sections 211 and 242 of the DGCL by the stockholders of the Corporation.

         FOURTH: Paragraph A of Article IV of the Amended and Restated Certificate of Incorporation shall be amended to read in its entirety as follows:

                  "A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is One Hundred Five Million (105,000,000) shares. One Hundred Million (100,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($0.001). Five Million (5,000,000) shares shall be Preferred Stock,


                                       1.

                  each having a par value of one-tenth of one cent ($0.001). Upon the filing of this Certificate of Amendment, every ten
                  (10) shares of Common Stock outstanding shall be combined into one (1) share of Common Stock; provided however, that the Corporation shall issue no fractional shares of Common Stock, but shall instead pay to any stockholder who would be entitled to receive a fractional share as a result of the actions set forth herein a sum in cash equal to the fair market value of the shares constituting such fractional share based upon the closing sales price of the Corporation's Common Stock as reported on the Nasdaq SmallCap Market as of the date this Certificate of Amendment is filed with the Secretary of the State of Delaware."

         IN WITNESS WHEREOF, First Virtual Communications, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer and President as of _________________, 2003.

                                     FIRST VIRTUAL COMMUNICATIONS, INC.



                                     By:
                                         ---------------------------------------
                                           Jonathan G. Morgan
                                           Chief Executive Officer and President


                                       2.
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PROXY                   FIRST VIRTUAL COMMUNICATIONS, INC.                 PROXY

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR A

      SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MONDAY, MARCH 10, 2003

The undersigned hereby appoints JONATHAN G. MORGAN and TRUMAN COLE and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of First Virtual Communications, Inc. (the "Company"), which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Company's offices at 3393 Octavius Drive, Santa Clara, California on Monday, March 10, 2003, at 9:00 a.m., and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED,  THIS PROXY WILL BE VOTED FOR PROPOSAL
1  AS  MORE  SPECIFICALLY   DESCRIBED  IN  THE  PROXY  STATEMENT.   IF  SPECIFIC
INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

Management recommends a vote for Proposal 1.

Proposal 1: To approve a series of amendments to the Company's Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company's common stock whereby each outstanding three, four, five, six, seven, eight, nine or ten shares would be combined, converted and changed into one share of common stock, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all of the amendments, as permitted under Section 242(c) of the Delaware General Corporation Law, to be determined by the Board of Directors.

                  [   ]   For          [   ]   Against           [   ]   Abstain

Dated: __________________, 2003
                                         _______________________________________

                                         _______________________________________
                                                     SIGNATURE(S)

                                         Please   sign   exactly  as  your  name
                                         appears   hereon.   If  the   stock  is
                                         registered  in the names of two or more
                                         persons,  each should sign.  Executors,
                                         administrators, trustees, guardians and
                                         attorneys-in-fact   should   add  their
                                         titles.  If  signer  is a  corporation,
                                         please  give  full  corporate  name and
                                         have a duly  authorized  officer  sign,
                                         stating   title.   If   signer   is   a
                                         partnership, please sign in partnership
                                         name by authorized person.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.